Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made as of November 25, 2009 by and among YI XIN INTERNATIONAL COPPER, INC. a Delaware corporation (the “Company”), and INVESTORS listed in the Schedule A hereto (each, an “Investor”).  The Company may update Schedule A from time to time to reflect changes to the information therein, including, without limitation, the addition of additional Investors.

WITNESSETH:

WHEREAS, the Investors are holders of units of securities consisting of (a) 10% Convertible Notes issued by the Company due twelve months after the issue date of such note or on the date on which the Company consummates a registered public offering of its equity securities as described therein, if earlier (the “Notes”), and (b) five (5) year Common Stock Purchase Warrants of the Company (the “Warrants”), issued pursuant to the terms of a Subscription Agreements between each Investor and the Company (collectively, the “Subscription Agreements”); dated as of the date hereof, between the Company and each Investor;

WHEREAS, each Note, by its terms, is convertible at any time after issuance, at the option of the holder, into the Company common stock, $0.001 par value per share (“Common Stock”), at a conversion price defined in the Notes;

WHEREAS, each Warrant is exercisable for Common Stock in accordance with its terms.

WHEREAS, the Company has agreed with the Investor to grant certain registration rights with respect to the “Registrable Securities” (as hereinafter defined);

NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

1.           Definitions.  All capitalized terms not otherwise defined in this Agreement shall have the same meaning as they are defined in the Subscription Agreements.  In addition, as used in this Agreement, the following terms shall have the following meanings:

“1933 Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

“Best Efforts” or “best efforts” means the efforts that a prudent person desirous of achieving a result would use in similar circumstances to ensure that such result is achieved as expeditiously as practical.

“Conversion Shares”  shall mean the shares of Common Stock issued or issuable upon conversion of a Note.

“Commission” or “SEC” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the 1933 Act.

“Effective Date” shall mean the date on which a registration statement filed pursuant to Section 4 is first deemed effective by the SEC.

“Holder” shall mean the Investor and any other holder of outstanding Registrable Securities or anyone who holds outstanding Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

“Register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a Registration Statement in compliance with the 1933 Act, and the declaration or ordering of the effectiveness of such Registration Statement, and compliance with applicable state securities laws of such states in which Holders notify the Company of their intention to offer Registrable Securities.

“Registrable Securities” shall mean all of the following to the extent the same have not been sold to the public: (i) any and all of the Warrant Shares; (ii) any and all of the Conversion Shares; (iii) any shares of capital stock issued in respect of the Warrant Shares or Conversion Shares referred to in (i) or (ii) above in any reorganization; (iv) any shares of capital stock issued in respect of the Warrant Shares, Conversion Shares or capital stock referred to in (i), (ii) or (iii) as a result of a stock split, stock dividend, recapitalization or combination; or (v) any shares of capital stock issued in respect of the Warrant Shares, Conversion Shares or capital stock referred to in (i), (ii), (iii) or (iv) as a result of the application of the anti-dilution provisions of the Common Stock or the Warrants.  Notwithstanding the foregoing, Registrable Securities shall not include otherwise Registrable Securities (i) sold by a person in a transaction in which his rights under this Agreement are not properly assigned; or (ii) (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the 1933 Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or (C) the registration rights associated with such securities have been terminated pursuant to Section 12 of this Agreement.  Notwithstanding the foregoing, the Registrable Securities shall cease to be Registrable Securities if and to the extent that the Holder is able to dispose of all of such Holder’s Registrable Securities (i) in one three-month period pursuant to the provisions of Rule 144, or (ii) otherwise pursuant to the provisions of Rule 144(i).

“Rule 144” shall mean Rule 144, as amended from time to time, under the 1933 Act or any successor or similar rule as may be enacted by the Commission from time to time, but shall not include Rule 144A.

“Rule 144A” shall mean Rule 144A under the 1933 Act or any successor or similar rule as may be enacted by the Commission from time to time, but shall not include Rule 144.

“Warrant Shares” shall mean the shares of Common Stock issued or issuable upon Exercise of a Warrant.

2.           Restrictions on Transferability.  The Registrable Securities shall not be sold, assigned, transferred or pledged except upon the conditions specified in applicable Note or Warrant, which conditions are intended to ensure compliance with the provisions of the 1933 Act. Each Holder will cause any proposed purchaser, assignee, transferee, or pledgee of the Registrable Securities held by a Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement and in the applicable Note or Warrant.

3.           Restrictive Legend.  Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend as provided in Warrant or Note, as applicable (in addition to any legend required under applicable state securities laws or otherwise).  Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Registrable Securities in order to implement the restrictions on transfer established in this Agreement.

4.           Piggyback Registration.

a.           If at any time or from time to time, the Company shall determine to register any of its equity securities (or securities convertible or exchangeable for equity securities), for its own account or the account of any holders of its Common Stock, other than (A) a registration relating solely to employee benefit plans, (B) a registration relating solely to a transaction described in Rule 145 under the Securities Act (or any successor thereto), (C) a registration statement on any form (excluding Form S-1, S-3, F-1 or F-3, or their successor forms) for a limited purpose, the Company will:

i.           give to each Holder written notice thereof as soon as practicable prior to filing the Registration Statement; and

ii.          use its best efforts include in such registration and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests (which request or requests shall include the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution), made within ten (10) days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection 5(b) below.

b.           If the registration is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 5(a)(i).  In such event, the right of any Holder to registration pursuant to Section 5 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.  Notwithstanding any other provision of this Section 5, it is anticipated and, by their execution of this Agreement, each Holder acknowledges, that the managing underwriter(s):

(i)          may require that each Holder including Registrable Securities in such registered underwritten public offering agree to “lock up” such Registrable Securities and refrain from effecting any sale of distribution of such Registrable Securities for a period of up to one hundred and eighty (180) days following the effective date of the Registration Statement in respect of such underwritten public offering by the Company; or

(ii)         may determine that marketing factors require: (A) either a limitation on the number of shares to be underwritten, in which event, the managing underwriter(s) may limit the number of Registrable Securities to be included in the registration and underwriting; or (B) that all of the Registrable Securities must be excluded entirely from such underwritten public offering registration for the Company (provided that no shares held by officers and directors of the Company, other than Registrable Securities that may be owned by officers and directors, shall be included in the registration and underwriting).

(iii)        The Company shall so advise all Holders and the other holders distributing their securities through such underwriting pursuant to piggyback registration rights similar to this Section 4, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all Holders and other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders and other securities held by other holders at the time of filing the Registration Statement. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. If, by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the limit imposed by the underwriters), the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

5.           Expenses of Registration.  In addition to the fees and expenses contemplated by Section 4 hereof, all expenses incurred in connection with all registrations pursuant to Section 4 hereof, including without limitation all registration, filing and qualification fees, printing expenses, and all fees and disbursements of counsel for the Company and any reasonable fees for legal counsel to the Investor and all other Holders of Registrable Securities (provided that any fees for counsel shall be approved by the Company in writing in advance if greater then $10,000), and expenses of any special audits of the Company’s financial statements incidental to or required by such registration, shall be borne by the Company, except that the Company shall not be required to pay underwriters’ fees, discounts or commissions relating to Registrable Securities or fees of a separate legal counsel of a Holder other than the counsel described above.

6.           Registration Procedures.  In the case of each registration affected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration and as to the completion thereof. In addition, at its expense the Company will:

a.           keep such registration pursuant to Section 5 continuously effective until all of the securities covered by such Registration Statement have been sold pursuant to such Registration Statement (or one year, if shorter) or all of the Registrable Securities covered by such Registration Statement may be sold without registration under Rule 144 of the 1933 Act;

b.           promptly prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the 1933 Act, and to keep such Registration Statement effective for that period of time specified in Section 7(a) above;

c.           furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

d.           use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

e.           use best efforts to register or qualify such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any Holder or underwriter reasonably requires, and keep such registration or qualification effective during the period set forth in Section 7(a) above;

f.           cause all Registrable Securities covered by such registrations to be eligible to be listed or quoted on each securities exchange on which similar securities issued by the Company are then listed or quoted,

g.          enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably, request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

h.           make available for inspection upon reasonable request by any seller of Registrable Securities  and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

i.            notify each Holder, at any time a prospectus covered by such Registration Statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

j.            notify the Holders of Registrable Securities as promptly as possible (and, in the case of (i)(A) below, not less than three (3) days prior to such filing, and in the case of (iii) below, on the same day of receipt by the Company of such notice from the Commission) and (if requested by any such Person) confirm such notice in writing no later than two (2) Business Days following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation or threatening of any Proceedings for that purpose; and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose.

8.           Indemnification.

a.           In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 5 of this Agreement, the Company will indemnify and hold harmless each Holder of such Registrable Securities thereunder and each other person, if any, who controls such Holder within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the 1933 Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the 1933 Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter specifically for use therein.

b.           Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such a Registration Statement, each person who controls the Company and each underwriter within the meaning of the 1933 Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein; provided, however, the total amount for which any Holder, its officers, directors and partners, and any person controlling such Holder, shall be liable under this Section 8(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities sold by such Holder in such registration.

c.           Each party entitled to indemnification under this Section 8 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claims as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

d.           Notwithstanding the foregoing, to the extent that the provisions on indemnification contained in the underwriting agreements entered into among the selling Holders, the Company and the underwriters in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall be controlling as to the Registrable Securities included in the public offering;

e.           If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder shall be obligated to contribute pursuant to this Section 8(e) shall be limited to an amount equal to the proceeds to such Holder of the Restricted Securities sold pursuant to the Registration Statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Restricted Securities).

f.           The indemnification provided by this Section 8 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any Person entitled to indemnification hereunder and the expiration or termination of this Agreement.

9.           Information by Holder.  The Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration referred to herein.

10.         Rule 144 Reporting.  With a view to making available to Holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to, at all times after June 30, 2010 (a) make and keep public information available, as those terms are understood and defined by Rule 144, and (b) file with the Commission all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements.

11.         Transfer of Registration Rights.  The rights to cause the Company to register Registrable Securities of a Holder and keep information available to a Holder by the Company under Section 10 of this Agreement may be assigned by a Holder to any partner or shareholder of such Holder, to any other Holder, or to a transferee or assignee; provided that such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, including the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned.

12.         Termination of Rights.  The rights of any particular Holder to cause the Company to register securities under Section 5 or Section 6 of this Agreement shall terminate with respect to such Holder at such time that such Holder is able to dispose of all of such Holder’s Registrable Securities (i) in one three-month period pursuant to the provisions of Rule 144, provided that such Holder holds not more than one percent (1%) of the outstanding voting stock of the Company, or (ii) otherwise pursuant to the provisions of Rule 144.

13.         Remedies upon Default or Delay.  Without limitation of any other remedy available to a Holder under applicable law or otherwise, if the Company shall (1) fail to register Registrable Securities after it shall have been requested to do so by a Holder or otherwise required to do so in accordance with Section 5 of this Agreement, or (2) fail to perform any of its obligations hereunder and as a result of such failure Holders have not been able to sell their Registrable Securities, or (3) act or fail to act in any manner such that one or more Holders have been delayed in the sale of their Registrable Securities, which delay is not expressly permitted by this Agreement, then any Holder adversely affected by such action, failure or delay shall be entitled to the relief set forth in Section 5 above.

14.         Miscellaneous.

a.           Amendments. This Agreement may be amended only by a writing signed by the Holders of a majority of the Registrable Securities, as constituted from time to time. The Holders hereby consent to future amendments to this Agreement that permit future investors, other than employees, officers or directors of the Company, to be made parties hereto and to become Holders of Registrable Securities; provided, however, that no such future amendment (even if approved by Holders of a majority of the Registrable Securities), may materially impair or adversely affect the rights of the Holders hereunder without obtaining the requisite consent of the effected Holders, as set forth above. For purposes of this Section, Registrable Securities held by the Company or beneficially owned by any officer or employee of the Company shall be disregarded and deemed not to be outstanding.

b.           Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute a single instrument.

c.           Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and may be sent initially by facsimile transmission and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (x) if to the Company to: Yi Xin International Copper, Inc., No. 1 Guiba Road, Guixi District, Yingtan City, 335419 Jiangxi Province, the People's Republic of China, Attn:  Chief Executive Officer, telecopier number (86) (701) 333-8888, with a copy by telecopier only to: Blank Rome, LLP, 405 Lexington Ave., 24th Floor, New York, NY 10174, Attn.: Jeffrey A. Rinde, Esq., telecopier number: (917) 332-3009, and (y) if to the Holder, to the one or more addresses and facsimile numbers provided in the Subscription Agreement, or any other address or facsimile number provided by the Holder in a manner consistent with this Section 14 after the date hereof..  Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by first class, postage prepaid mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

d.           Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

15.      Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

a.            This Agreement shall be governed by, and construed in accordance with, the internal laws  of the State of New York without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

b.            Each party shall bear its own expenses in any litigation conducted under this section.

c.            The Company consents to accept service of process by the certified mail, return receipt  requested in the event of litigation. The Company further consents to accept service of process via recognized international courier in the case that the Company is not able to accept service by the certified mail provided a receipt of delivery is available.

16.       Facsimile Signature.  This Agreement may be executed and delivered to the Investor containing a facsimile signature of an executive officer of the Company; which facsimile signature the Company acknowledges and agrees shall have the same validity and enforceability as those the same were a ribbon original signature.

17.        Additional Investors.  From time to time, additional Investors party to a Subscription Agreement may become a party to this Agreement upon execution of a counterpart signature page to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed on the day and year first above written.

THE COMPANY:

YI XI INTERNATIONAL COPPER, INC.

By:
Name:
Title:

Investor signature page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed on the day and year first above written.

Address of Investor:	Name of Investor:

By: